UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 27, 2005

Lexington Precision Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-3252	22-1830121
(Commission File Number)	(IRS Employer Identification No.)

40 East 52nd Street, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 319-4657

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On January 27, 2005, Lexington Precision Corporation (“LPC”) and its subsidiary, Lexington Rubber Group, Inc. (“LRG”), entered into an amendment (the “Wachovia Amendment”) to the Amended and Restated Loan and Security Agreement (the “Wachovia Agreement”), dated as of December 18, 2003, by and among LPC and LRG, as borrowers (collectively, the “Borrowers”), the parties to the Wachovia Agreement, as lenders, and Wachovia Bank, National Association (“Wachovia”), as agent for the lenders, as amended.

The Wachovia Amendment provides for an additional term loan to the Borrowers in the amount of $1,500,000, resulting in an aggregate outstanding principal amount of $11,400,000 in term loans under the Wachovia Agreement. Under the terms of the Amendment, the Borrowers’ monthly principal payments are reduced to $200,000 from $300,000. In addition, the Wachovia Amendment eliminates the option of a Eurodollar Rate for term loans and requires that the Borrowers pay interest on any borrowings at the following rates per annum:

•	1.00% in excess of the Prime Rate, for Prime Rate Revolving Loans;

•	3.25% in excess of the Adjusted Eurodollar Rate, for Eurodollar Rate Revolving Loans; and

•	4.75% in excess of the Prime Rate, for Prime Rate Term Loans.

The Wachovia Amendment also modifies certain financial covenants in the Wachovia Agreement and eliminates $600,000 of reserves against the availability of funds under the revolving credit facility. The revolving credit facility under the Wachovia Agreement was amended to reduce the maximum borrowings thereunder from $23,500,000 to $20,000,000, subject to availability under a borrowing base formula. A copy of the Wachovia Amendment is filed herewith as Exhibit 10.1 and is incorporated by reference herein. Copies of the amended term notes issued by LPC and LRG are filed herewith as Exhibits 10.2 and 10.3, respectively, and are incorporated by reference herein.

On January 27, 2005, the Borrowers also entered into an amendment (the “Ableco Amendment”) to the Loan and Security Agreement (the “Ableco Agreement”), dated as of December 18, 2003, by and among the Borrowers, the parties to the Ableco Agreement, as lenders, and Ableco Finance LLC (“Ableco”), as agent for the lenders, as amended. The Ableco Amendment modifies the financial covenants in the Ableco Agreement to reflect the provisions of the Wachovia Amendment and permits the Borrowers to borrow additional funds under the Wachovia Amendment, subject to certain conditions. A copy of the Ableco Amendment is filed herewith as Exhibit 10.4 and is incorporated by reference herein.

On January 27, 2005, Wachovia, as agent for the lenders under the Wachovia Agreement, and Ableco, as agent for the lenders under the Ableco Agreement, entered into an amendment to the Intercreditor Agreement, dated as of December 18, 2003, by and between Wachovia, the lenders under the Wachovia Agreement, Ableco and the lenders under the Ableco Agreement. The amendment modifies the provisions of the Intercreditor Agreement and permits the Borrowers to borrow additional funds under the Wachovia Amendment. A copy of Amendment No. 1 to Intercreditor Agreement is filed herewith as Exhibit 10.5 and is incorporated by reference herein.

Section 2 - Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.

The date, parties and a brief description of the amended term loans are provided in Item 1.01 above, and incorporated herein by reference. The material terms of the amended term loans are described here.

Under the amended term loans, the Borrowers will pay interest at a rate equal to 4.75% per annum in excess of the Prime Rate on the first day of each month commencing on February 1, 2005, and will pay principal in sixteen consecutive monthly installments of $200,000 each commencing on March 1, 2005, with the entire unpaid balance due on June 30, 2006. Copies of the amended term notes issued by LPC and LRG are filed herewith as Exhibits 10.2 and 10.3, respectively, and are incorporated by reference herein.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Exhibits.

Exhibit 10.1	Amendment No. 4 to Amended and Restated Loan and Security Agreement, dated as of January 27, 2005, by and among Lexington Precision Corporation, Lexington Rubber Group, Inc., the lenders party to the Amended and Restated Loan and Security Agreement and Wachovia Bank, National Association, as agent for the lenders.

Exhibit 10.2	Second Amended and Restated Term Promissory Note, dated as of January 27, 2005, by Lexington Precision Corporation, as debtor, payable to the order of Wachovia Bank, National Association, as agent for the lenders under the Amended and Restated Loan and Security Agreement.

Exhibit 10.3	Second Amended and Restated Term Promissory Note, dated as of January 27, 2005, by Lexington Rubber Group, Inc., as debtor, payable to the order of Wachovia Bank, National Association, as agent for the lenders under the Amended and Restated Loan and Security Agreement.

Exhibit 10.4	Amendment No. 4 to Loan and Security Agreement, dated as of January 27, 2005, by and among Lexington Precision Corporation, Lexington Rubber Group, Inc., the lenders party to the Loan and Security Agreement and Ableco Finance LLC as agent for the lenders.

Exhibit 10.5	Amendment No. 1 to Intercreditor Agreement, dated as of January 27, 2005, by Wachovia Bank, National Association, as agent for the lenders under the Working Capital Loan and Security Agreement, and Ableco Finance LLC, as agent for the lenders under the Term Loan and Security Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEXINGTON PRECISION CORPORATION
(Registrant)

Date: January 31, 2005

	By:	/s/ Dennis J. Welhouse
	Name:	Dennis J. Welhouse
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 4 to Amended and Restated Loan and Security Agreement, dated as of January 27, 2005, by and among Lexington Precision Corporation, Lexington Rubber Group, Inc., the lenders party to the Amended and Restated Loan and Security Agreement and Wachovia Bank, National Association, as agent for the lenders.

10.2	Second Amended and Restated Term Promissory Note, dated as of January 27, 2005, by Lexington Precision Corporation, as debtor, payable to the order of Wachovia Bank, National Association, as agent for the lenders under the Amended and Restated Loan and Security Agreement.

10.3	Second Amended and Restated Term Promissory Note, dated as of January 27, 2005, by Lexington Rubber Group, Inc., as debtor, payable to the order of Wachovia Bank, National Association, as agent for the lenders under the Amended and Restated Loan and Security Agreement.

10.4	Amendment No. 4 to Loan and Security Agreement, dated as of January 27, 2005, by and among Lexington Precision Corporation, Lexington Rubber Group, Inc., the lenders party to the Loan and Security Agreement and Ableco Finance LLC as agent for the lenders.

10.5	Amendment No. 1 to Intercreditor Agreement, dated as of January 27, 2005, by Wachovia Bank, National Association, as agent for the lenders under the Working Capital Loan and Security Agreement, and Ableco Finance LLC, as agent for the lenders under the Term Loan and Security Agreement.